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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements and financial statement schedule of WE JAC Corporation, included in the Pre-effective Amendment No. 1 to the Registration Statement (Form S-1 dated on or about October 2, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.



Vienna, Virginia                                                 /s/ Ernst & Young LLP
October 2, 1997

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997, with respect to the financial statements of Miracle Industries, Inc., included in the Pre-effective Amendment No. 1 to the Registration Statement (Form S-1 dated on or about October 2, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.



Vienna, Virginia                                                 /s/ Ernst & Young LLP
October 2, 1997

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Lube Ventures, Inc., included in the Pre-effective Amendment No. 1 to the Registration Statement (Form S-1 dated on or about October 2, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.



Vienna, Virginia                                                 /s/ Ernst & Young LLP
October, 1997

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997, with respect to the financial statements of Prema Properties, Ltd., included in the Pre-effective Amendment No.1 to the Registration Statement (Form S-1 dated on or about October 2, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.



Vienna, Virginia                                                 /s/ Ernst & Young LLP
October 2, 1997

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of Precision Auto Care, Inc., included in the Pre-effective Amendment No. 1 to the Registration Statement (Form S-1 dated on or about October 2, 1997) and related Prospectus of Precision Auto Care, Inc. for the registration of 2,300,000 shares of its common stock.



Vienna, Virginia                                                 /s/ Ernst & Young LLP
October 2, 1997

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